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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 29, 1999 relating to the 1998 and 1997 financial statements, which appears in the United Auto Group's Annual Report on Form 10-K for the year ended December 31, 1999.


PricewaterhouseCoopers
Florham Park, New Jersey
November 27, 2000



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